Exhibit 10.5

LEGEND BIOTECH CORPORATION

(incorporated in the Cayman Islands with limited liability)

SHARE OPTION SCHEME

Adopted by the resolutions of the shareholders of

Legend Biotech Corporation on 2 December 2017 and

approved by the resolutions of the shareholders of

Genscript Biotech Corporation at the extraordinary meeting on 21 December 2017

TABLE OF CONTENT

1.	DEFINITIONS	3

2.	ADOPTION OF THIS SCHEME	7

3.	PURPOSE, DURATION AND ADMINISTRATION	7

4.	GRANT OF OPTION	8

5.	SUBSCRIPTION PRICE	9

6.	EXERCISE OF OPTIONS	10

7.	INCENTIVE STOCK OPTIONS	12

8.	LAPSE OF OPTION	13

9.	MAXIMUM NUMBER OF SHARES SUBJECT TO OPTIONS	14

10.	REORGANISATION OF CAPITAL STRUCTURE AND SPECIAL DIVIDENDS	15

11.	SHARE CAPITAL	15

12.	ALTERATION OF THIS SCHEME	16

13.	TERMINATION	16

14.	MISCELLANEOUS	16

EXHIBIT A PROXY FORM		19

EXHIBIT B NOTICE OF GRANT		20

EXHIBIT C NOTICE OF EXERCISE		25

EXHIBIT D INVESTMENT REPRESENTATION STATEMENT		30

LEGEND BIOTECH CORPORATION

(incorporated in the Cayman Islands with limited liability)

SHARE OPTION SCHEME

1.	DEFINITIONS

1.1	In this Scheme, save where the context otherwise requires, the following expressions have the respective meanings set opposite them:-

“Adoption Date”	21 December 2017, being the date of adoption of this Scheme pursuant to the resolutions of the shareholders of the Listco at the extraordinary general meeting on 21 December 2017;

“associate”	has the meaning ascribed to it in the Listing Rules;

“Auditors”	the auditors of the Company from time to time;

“Board”	the board of directors of the Company from time to time or a duly authorised committee of the Board or such other committee as the Board may authorise for the purpose of administering this Scheme;

“Business Day”	any day on which the Stock Exchange is open for the business of trading in securities;

“Cause”	has the meaning ascribed to such term in any written agreement between the Participant and the Company or any Subsidiary of the Company defining such term as applicable to an Option and, in the absence of such an agreement, such term means, with respect to a Participant, the occurrence of any of the following events: (i) such Participant’s commission of any felony; (ii) such Participant’s commission of a crime involving fraud, dishonesty or moral turpitude under the laws of the United States or any state thereof that is reasonably likely to result in material adverse effects on the Company; (iii) such participant’s intentional, material violation of any contract or agreement between the Participant and the Company or of any statutory duty owed to the Company; (iv) such Participant’s unauthorized use or disclosure of the Company’s confidential information or trade secrets; or (v) such Participant’s gross misconduct that is reasonably likely to result in material adverse effects on the Company. The determination that a termination or cessation of a Participant’s employment or engagement for Cause or without Cause will be made by the Board, at its sole discretion;

“close associate”	has the meaning ascribed to it in the Listing Rules;

“Company”	Legend Biotech Corporation, an exempted company incorporated under the laws of the Cayman Islands with limited liability on 27 May 2015, which is a direct non-wholly owned Subsidiary of the Listco;

“Companies Law”	the Companies Law (as revised) of the Cayman Islands, as amended, supplemented or otherwise modified from time to time;

“connected person”	has the meaning ascribed to it in the Listing Rules;

“Date of Grant”	in respect of an Option, subject as mentioned in paragraph 9.5 and the approval of the directors and shareholders of the Listco (if required), the date on which the Board resolves to make an Offer of that Option to the Participant, which date must be a Business Day;

“Director”	a director of the Company;

“Disability”	the inability of such Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or that has lasted or can be expected to last for a continuous period of not less than twelve (12) months, and will be determined by the Board on the basis of such medical evidence as the Board deems warranted under the circumstances;

“Fair Market Value”	as of any date, the value of a Share determined by the Board in good faith with reference to a valuation report to be obtained from time to time and in a manner that complies with Sections 409A and 422 of the Internal Revenue Code;

“GEM”	Growth Enterprise Market, an alternative stock market operated by the Stock Exchange

“Grantee”	any Participant who accepts an Offer in accordance with the terms of this Scheme, or (where the context so permits) any person who is entitled to any such Option in consequence of the death of the original Grantee, or the legal personal representative of such person;

“Group”	the Listco and its Subsidiaries;

“HK$”	Hong Kong dollar, the lawful currency of Hong Kong;

“Hong Kong”	the Hong Kong Special Administrative Region of the People’s Republic of China;

“Individual Limit”	has the meaning ascribed to it in paragraph 9.5;

“Internal Revenue Code”	the United States Internal Revenue Code of 1986, as amended from time to time, and the rules and regulations thereunder;

“ISO” or “Incentive Stock Option”	an Option granted under this Scheme that is intended to be, and that qualifies as, an “incentive stock option” within the meaning of Section 422 of the Internal Revenue Code; (note)

“ISO Period”	has the meaning ascribed to it in paragraph 3.2;

“Listco”	Genscript Biotech Corporation (金斯瑞生物科技股份有限公司), an exempted company incorporated under the laws of the Cayman Islands with limited liability on 21 May 2015, whose shares are listed on the main board of the Stock Exchange (Stock Code: 1548);

“Listing Rules”	the Rules Governing the Listing of Securities on the Main Board of the Stock Exchange (as amended from time to time);

“Market Standoff Period”	has the meaning ascribed to it in paragraph 14.1;

“Nonstatutory Option”	means an Option granted under this Scheme to a U.S. Participant that does not qualify as an Incentive Stock Option; (note)

“Offer”	the offer of the grant of an Option made in accordance with paragraph 4.1;

“Option”	a right granted for the subscription of a Share pursuant to this Scheme, which, for U.S. Participants may be an Incentive Stock Option or a Nonstatutory Option;

“Option Period”	a period to be notified by the Board to each Grantee at the time of making an Offer, which shall not expire later than ten years from the Date of Grant (or five years in the case of an Incentive Stock Option granted to a U.S. Participant who is a Ten Percent Shareholder);

“Participants”	any directors (including executive directors, non-executive directors and independent non-executive directors) and employees of any member of the Group; provided, that for any Participant who is subject to the tax laws of the United States of America, such Participant must be a natural person and a director or employee of the Company or a Subsidiary that is at least 50% (or such lesser percentage as may be determined in accordance with Section 409A of the Internal Revenue Code and the final regulations and guidance thereunder) owned by the Company;

“Related Corporation”	any parent corporation or subsidiary corporation as defined in Section 1.424-1(f)(1) and (2) of the U.S. Treasury Regulations;

“Scheme”	this share option scheme in its present form or as amended from time to time in accordance with the provisions hereof;

“Scheme Limit”	the meaning given to that term in paragraph 9.1;

“Scheme Mandate Limit”	the meaning given to that term in paragraph 9.2;

“Securities Act”	The United States Securities Act of 1933, as amended;

“Shareholders”	holders of the Shares;

“Share(s)”	ordinary shares of par value US$0.0001 each in the share capital of the Company;

“Stock Exchange”	The Stock Exchange of Hong Kong Limited;

“Subscription Price”	the price per Share at which a Grantee may subscribe for Shares on the exercise of an Option as described in paragraph 5;

“Subsidiary”	has the meaning ascribed to it in the Listing Rules or a subsidiary corporation as defined in Section 1.424-1(f)(1) and (2) of the U.S. Treasury Regulations (as the case may be);

“substantial shareholder”	has the meaning ascribed to it in the Listing Rules;

“Ten Percent Shareholder”	means an employee of the Company or a subsidiary corporation (as defined in Section 1.424-1(f)(1) and (2) of the U.S. Treasury Regulations) of the Company who owns (or is treated as owning) stock possessing more than 10 percent of the total combined voting power of all classes of stock of the corporation employing the Grantee or of a Related Corporation;

“US$”	U.S. dollar, the lawful currency of the United States of America; and

“U.S. Participant”	means a Participant who is subject to the tax laws of the United States of America.

Note:

The main difference between an Incentive Stock Option and a Nonstatutory Option is that a U.S. Participant may receive more favorable tax treatment at the time of grant, exercise, and sale of Shares of Legend Cayman received upon the exercise of an Incentive Stock Option (as described in 26 U.S. Code Sec. 422 and the related U.S. Treasury Regulations), depending on the U.S. Participant’s tax situation. An Incentive Stock Option must meet certain specific requirements to receive preferential tax treatment.

1.2	In this Scheme, save where the context otherwise requires:-

(a)	the headings are inserted for convenience only and shall not limit, vary, extend or otherwise affect the construction of any provision of this Scheme;

(b)	references to paragraphs are references to paragraphs of this Scheme;

(c)

references to any statute or statutory provision shall be construed as references to such statute or statutory provision as respectively amended, consolidated or re-enacted, or as its operation is modified by any other statute or statutory provision (whether with or without modification), and shall include any subsidiary legislation enacted under the relevant statute;

(d)	expressions in the singular shall include the plural and vice versa;

(e)	expressions in any gender or the neuter shall include other genders and the neuter; and

(f)

references to persons shall include bodies corporate, corporations, partnerships, sole proprietorships, organisations, associations, enterprises, branches and entities of any other kind whether or not having separate legal identity.

2.	ADOPTION OF THIS SCHEME

2.1

This Scheme shall become valid and effective upon adoption by the resolutions of the shareholders of the Company and approval by the resolutions of the shareholders of the Listco at the extraordinary meeting.

2.2

The approval in Section 2.1 above must comply with all applicable provisions of the corporate charter, bylaws, and applicable state law prescribing the method and degree of stockholder approval required for the issuance of corporate stock or options.

3.	PURPOSE, DURATION AND ADMINISTRATION

3.1

The purpose of this Scheme is to provide Participants with the opportunity to acquire proprietary interests in the Company and to encourage Participants to work towards enhancing the value of the Company and its Shares for the benefit of the Company and its Shareholders as a whole. This Scheme will provide the Company with a flexible means of either retaining, incentivising, rewarding, remunerating, compensating and/or providing benefits to Participants.

3.2

Subject to paragraphs 13 and 14, this Scheme shall be valid and effective for a period of ten years commencing on the Adoption Date. After the expiry of the ten-year period, no further Options shall be offered or granted, but in all other respects the provisions of this Scheme shall remain in full force and effect; provided, that no Incentive Stock Options may be granted under the Scheme after the tenth anniversary of the earlier of (a) the date the Scheme is adopted by the Board and (b) the date the Scheme is approved by the Company’s Shareholders (such period, the “ISO Period”). Options complying with the provisions of Chapter 17 of the Listing Rules which are granted during the life of this Scheme shall continue to be exercisable in accordance with their terms of issue after the end of the ten-year term of this Scheme.

3.3

This Scheme shall be subject to the administration of the Board, and the decision of the Board shall be final and binding on all parties. The Board shall have the right to (i) interpret and construe the provisions of this Scheme, (ii) determine the persons who will be offered Options under this Scheme, the terms on which Options are granted, the number of Shares and the Subscription Price, subject to paragraph 5, in relation to such Options, (iii) subject to paragraphs 10 and 12, make such adjustments to the terms of this Scheme and to the terms of the Options granted under this Scheme as it deems necessary, including providing for the accelerated vesting and/or exercisability of Options as it deems appropriate, and shall notify the relevant Grantee(s) of such adjustment(s) by written notice, and (iv) make such other decisions or determinations as it shall deem appropriate in the administration of this Scheme.

3.4

No member of the Board shall be personally liable by reason of any contract or other instrument executed by such member or on his behalf in his capacity as a member of the Board or for any mistake of judgment made in good faith for the purposes of this Scheme, and the Company shall indemnify and hold harmless each employee, officer or director of the Company to whom any duty or power relating to the administration or interpretation of this Scheme may be allocated or delegated, against any cost or expense (including legal fees) or liability (including any sum paid in settlement of a claim with the approval of the Board) arising out of any act or omission to act in connection with the Scheme unless arising out of such person’s own fraud or bad faith.

4.	GRANT OF OPTION

4.1

On and subject to the terms of this Scheme, the Board shall be entitled at any time within ten years after the Adoption Date (or, in the case of an Incentive Stock Option, within the ISO Period) to make an Offer to any Participant, as the Board may at its absolute discretion select, to take up an Option pursuant to which such Participant may, during the Option Period, subscribe for such number of Shares as the Board may determine at the Subscription Price. The Offer shall specify the terms on which the Option is to be granted, including the number of Shares that may be subscribed for, and the Subscription Price, and may include at the discretion of the Board other terms either on a case by case basis or generally.

4.2

Each grant of Options to any director, chief executive or substantial shareholder of the Listco (or any of their respective associates) shall be subject to the prior approval of the independent non-executive directors of the Listco (excluding any independent non-executive director of the Listco who is a proposed recipient of the grant of Options). Where any grant of Options to a substantial shareholder or an independent non-executive director of the Listco, or any of their respective associates, would result in the Shares issued and to be issued upon exercise of all Options already granted and to be granted (including Options exercised, cancelled and outstanding) to such person in the 12-month period (or such other period as may from time to time be specified by the Stock Exchange) up to and including the Date of Grant, representing in aggregate over 0.1% (or such other percentage as may from time to time be specified by the Stock Exchange) of the Shares in issue, such grant of Options shall be subject to prior approval by the Listco’s shareholders (voting by way of poll). The Grantee, his associates and all core connected persons (as defined in the Listing Rules) of the Listco shall abstain from voting at such general meeting, except that any such person may vote against the relevant resolution at the general meeting, provided that his intention to do so has been stated in the circular to be sent to the Listco’s shareholders in connection therewith.

4.3

No Offer shall be made and no Option shall be granted to any Participant after inside information has come to the knowledge of the Listco and the Company until the Listco has announced the information. In particular, the Company shall not grant any Option during the period commencing one month immediately preceding the earlier of:-

(1)

the date of the board meeting of the Listco (as such date is first notified to the Stock Exchange in accordance with the requirements of the Listing Rules) for the approval of the Listco’s results for any year, half year, quarter or any other interim period (whether or not required under the Listing Rules); and

(2)

the deadline for the Listco to publish an announcement of its results for any year or half-year under the Listing Rules, or quarter or any other interim period (whether or not required under the Listing Rules), and ending on the date of the results announcement. For the avoidance of doubt, the period during which no Option shall be granted mentioned above shall include any period of delay in the publication of a results announcement.

4.4

An Offer shall be made to a Participant by a letter in duplicate in such form as the Board may from time to time determine requiring the Participant to undertake to hold the Option on the terms on which it is to be granted and to be bound by the provisions of this Scheme and shall remain open for acceptance by the Participant to whom the Offer is made for a period of 21 days from the date on which the letter containing the Offer is delivered to that Participant, provided that no such Offer shall be open for acceptance after the tenth anniversary of the Adoption Date (or, in the case of an Offer for an ISO, after the ISO Period) or after this Scheme has been terminated in accordance with the provisions hereof or after the person/entity to whom the Offer is made has ceased to be a Participant.

4.5

An Offer shall be deemed to have been accepted and the Option to which the Offer relates shall be deemed to have been granted and to have taken effect when the duplicate of the offer letter comprising acceptance of the Offer duly signed by the Grantee with the number of Shares in respect of which the Offer is accepted clearly stated therein, together with a total remittance in favour of the Company of US$ 1.00 (or its equivalent in RMB) by way of consideration for the grant thereof, is received by the Company. Such remittance shall not be refundable in any circumstances.

4.6

Any Offer may be accepted in respect of less than the number of Shares for which it is offered. To the extent that the Offer is not accepted within 21 days from the date on which the letter containing the Offer is delivered to that Participant in the manner indicated in paragraph 4.5, it shall be deemed to have been irrevocably declined.

5.	SUBSCRIPTION PRICE

5.1

The Subscription Price payable by any Grantee (including a non-U.S. Participant or a U.S. Participant) shall be no less than the Fair Market Value of a Share of Legend Cayman on the Date of Grant (determined with reference to a valuation report to be obtained in determining the Fair Market Value of a Share of Legend Cayman from time to time), subject to rounding adjustments (that the Subscription Price as determined pursuant to this paragraph shall be rounded to the nearest ten), provided that with respect to the period from the date when the Company resolves to seek a separate listing of Legend Cayman on the Stock Exchange, GEM, or an overseas stock exchange and up to the listing date (if any), the rules under note (2) to rule 17.03(9) of the Listing Rules is complied with.

6.	EXERCISE OF OPTIONS

6.1

An Option shall be personal to the Grantee and shall not be assignable and no Grantee shall in any way sell, transfer, charge, mortgage, encumber or create any interest in favour of any other person over or in relation to any Option, except for the transmission of an Option on the death of the Grantee to his personal representative(s) on terms of this Scheme. Any breach of the foregoing shall entitle the Company to cancel any outstanding Option or part thereof granted to such Grantee without incurring any liability on the part of the Company.

6.2

An Option may, subject to the terms and conditions upon which such Option is granted, be exercised in whole or in part in the manner as set out in paragraph 6.3 by the Grantee giving notice in writing to the Company stating that the Option is thereby exercised and the number of Shares in respect of which it is exercised. The notice of exercise shall be in such form as the Board may from time to time determine. Each such notice must be accompanied by a remittance for the aggregate amount of the Subscription Price multiplied by the number of Shares in respect of which the notice is given. Within 15 Business Days after receipt of the notice, the aggregate amount of the Subscription Price, and, where appropriate, receipt of the Auditors’ or the relevant financial advisor’s (retained for such purpose) certificate pursuant to paragraph 10, the Company shall, at the Board’s absolute discretion, allot and issue the relevant number of Shares to the Grantee credited as fully paid and issue to the Grantee a share certificate in respect of the Shares so allotted; provided, that, the issuance of Shares to a U.S. Participant upon exercise of an Option shall be subject to the U.S. Participant satisfying any applicable tax withholding obligations, which may be satisfied by the U.S. Participant in cash or check or any other method permitted by the Company in accordance with applicable law.

Notwithstanding anything to the contrary herein, as to PRC (as hereinafter defined) Participants, the Option may not be exercised, unless otherwise approved by the Board, until all registrations, consents, approvals, filings or waivers required under applicable laws, including the laws of the People’s Republic of China (the “PRC”), are duly obtained. In particular, the exercise of Options shall be conditioned by the Grantee’s completion of requisite registration by the PRC State Administration of Foreign Exchange (“SAFE”) or its authorized institutions under the Notice of the State Administration of Foreign Exchange on the Administration of Foreign Exchange Involved in Overseas Investment, Financing and Return on Investment Conducted by Residents in China via Special-Purpose Companies (“Circular 37”) with regard to the Shares acquired upon exercise. The Company shall coordinate with the Grantee in connection with handling registrations, approvals, filings or waivers for the exercise of Option only to the extent determined by the Board.

6.3	Subject to the terms and conditions upon which such Option was granted, an Option may be exercised by the Grantee at any time during the Option Period, provided that:-

(a)

unless otherwise provided in an agreement evidencing the grant of an Option, in the event the Grantee (being an employee or a director of any member of the Group with respect to Participants who are not U.S. Participants, or, in the case of U.S. Participants, being an employee or a director of the Company or a Subsidiary of the Company) ceases to be a Participant for any reason other than (i) his or her death, (ii) his or her Disability, or (iii) on one or more of the grounds of termination of employment or engagement specified in paragraph 8(f) the Option shall lapse on the date of cessation of such employment or engagement and not be exercisable unless the Board otherwise determines in which event the Option shall be exercisable to the extent and within such period as the Board may determine; provided that if the Participant is a U.S. Participant and the U.S. Participant ceases employment or engagement for any reason other than Cause, death or Disability, the Option shall lapse 30 days after the date of such cessation of such employment or engagement and shall not be exercisable thereafter. The date of cessation of employment of a Grantee (being an employee and who may or may not be a director of any member of the Group) shall be the last actual working day on which the Grantee was physically at work with the Company or the relevant Subsidiary, whether salary is paid in lieu of notice or not;

(b)

in the event the Grantee (A) dies before exercising the Option in full and none of the events for termination of employment or engagement under paragraph 8(f) then exists with respect to such Grantee, the personal representative(s) of the Grantee shall be entitled within a period of twelve months from the date of death to exercise the Option up to the entitlement of such Grantee as at the date of death, or (B) becomes Disabled before exercising the Option in full and none of the events for termination of employment or engagement under paragraph 8(f) then exists with respect to such Grantee, the Grantee shall be entitled within a period of twelve months from the date he becomes Disabled to exercise the Option up to the entitlement of such Grantee as at the date when he becomes Disabled;

(c)

if a general offer by way of voluntary offer, takeover or otherwise (other than by way of scheme of arrangement pursuant to paragraph 6.3(d) below) is made to all the holders of Shares (or all such holders other than the offeror, any person controlled by the offeror and any person acting in association or concert with the offeror) and such offer becomes or is declared unconditional prior to the expiry date of the relevant Option, the Company shall forthwith give notice thereof to the Grantee and the Grantee shall be entitled to exercise the Option to its full extent or, if the Company shall give the relevant notification, to the extent notified by the Company pursuant to paragraph 6.4(b) at any time within such period as shall be notified by the Company;

(d)

if a general offer for Shares by way of scheme of arrangement is made to all the holders of Shares and has been approved by the necessary number of holders of Shares at the requisite meetings, the Company shall forthwith give notice thereof to the Grantee and the Grantee may at any time thereafter (but before such time as shall be notified by the Company) exercise the Option to its full extent or, if the Company shall give the relevant notification, to the extent notified by the Company pursuant to paragraph 6.4(b));

(e)

in the event a notice is given by the Company to its Shareholders to convene a Shareholders’ meeting for the purpose of considering and, if thought fit, approving a resolution to voluntarily wind-up the Company, the Company shall forthwith give notice thereof to the Grantee and the Grantee may at any time thereafter (but before such time as shall be notified by the Company) exercise the Option to its full extent or, if the Company shall give the relevant notification, to the extent notified by the Company pursuant to paragraph 6.4(b), and the Company shall as soon as possible and in any event no later than three days prior to the date of the proposed Shareholders’ meeting, allot, issue and register in the name of the Grantee such number of fully paid Shares which fall to be issued on exercise of such Option; and

(f)

in the event of a compromise or arrangement, other than a scheme of arrangement contemplated in paragraph 6.3(d) above, between the Company and its members and/or creditors being proposed in connection with a scheme for the reconstruction or amalgamation of the Company, the Company shall give notice thereof to all Grantees on the same day as it first gives notice of the meeting to its members and/or creditors to consider such a scheme or arrangement and the Grantee may at any time thereafter but before such time as shall be notified by the Company exercise the Option to its full extent or, if the Company shall give the relevant notification, to the extent notified by the Company pursuant to paragraph 6.4(b), and the Company shall as soon as possible and in any event no later than three days prior to the date of the proposed meeting, allot, issue and register in the name of the Grantee such number of fully paid Shares which fall to be issued on exercise of such Option.

6.4	For the purpose of this paragraph 6:-

(a)	any references to exercising an Option shall refer to exercising that Option to the extent not already exercised, notwithstanding that the Option Period has not come into effect;

(b)

pursuant to paragraphs 6.3(c), (d), (e) and (f), the Company may in its discretion notwithstanding the terms of the relevant Option, at the same time as giving the notice provided for under each of those paragraphs, also give notice to a Grantee that his or her Option may be exercised at any time within such period as shall be notified by the Company and/or to the extent (not being less than the extent to which it could then be exercised in accordance with its terms) notified by the Company; and

(c)	if the Company gives notice under paragraph 6.4(b) that an Option can be exercised in part only, the balance of the Option shall lapse.

6.5

The Shares to be allotted and issued upon the exercise of an Option shall be subject to all the provisions of the memorandum and articles of association of the Company for the time being in force and will rank pari passu with the fully paid Shares in issue on the date the name of the Grantee is registered on the register of members of the Company. Prior to the Grantee being registered on the register of members of the Company, the Grantee shall not have any voting rights, or rights to participate in any dividends or distributions (including those arising on a liquidation of the Company), in respect of the Shares to be issued upon the exercise of the Option.

6.6

Only with respect to Participants who are not U.S. Participants, any Options granted but not exercised may be cancelled if the Grantee so agrees and new Options may be granted to the Grantee provided such new Options are granted within the limits prescribed by paragraph 9 and otherwise comply with the terms of this Scheme.

6.7	The Participant shall, concurrently with the exercise of all or any portion of the Option, deliver to the Company an irrevocable proxy in the form attached hereto as Exhibit A.

7.	INCENTIVE STOCK OPTIONS

7.1	Notwithstanding anything to the contrary in this Scheme, the following shall apply to Options that are intended to be granted as Incentive Stock Options.

(a)

Eligibility. Incentive Stock Options may be granted only to Participants who are employees of the Company or a “subsidiary corporation” thereof (as such term is defined in Section 424(f) of the Internal Revenue Code). An Incentive Stock Option shall not be exercisable after the expiration of ten years after the Date of Grant.

(b)	Subscription Price. The Subscription Price of an Incentive Stock Option shall be no less than the Fair Market Value of a Share on the Date of Grant.

(c)

Terms. The Offer evidencing the grant of each Incentive Stock Option shall provide that the Option is intended to be an Incentive Stock Option and shall provide that the Option shall not be exercisable after the expiration of ten years after the Date of Grant (or five years, in the case of Incentive Stock Options granted to Ten Percent Shareholders).

(d)

Ten Percent Shareholders. Pursuant to U.S. tax laws (26 U.S. Code Sec. 422), a, a Ten Percent Shareholder will not be granted an Incentive Stock Option unless the Subscription Price of such Option is at least one hundred ten percent (110%) of the Fair Market Value on the Date of Grant and the Option is not exercisable after the expiration of five years after the Date of Grant.

(e)

Transferability. An Incentive Stock Option will not be transferable except by will or by the laws of descent and distribution and will be exercisable during the lifetime of the Grantee only by the Grantee.

(f)

US$100,000 Limitation. If the aggregate Fair Market Value (determined at the time of grant) of Shares with respect to which Incentive Stock Options are exercisable for the first time by any Grantee during any calendar year (under all share option schemes of the Company and Related Corporations) exceeds US$ 100,000 or such other limit established in the Internal Revenue Code) or if an Option grant otherwise does not comply with the rules governing Incentive Stock Options, the Options or portions thereof that exceed such limit (according to the order in which they were granted) or otherwise do not comply with the rules will be treated as Nonstatutory Options, despite any contrary provisions of the applicable Offer evidencing the grant of such Option.

8.	LAPSE OF OPTION

An Option shall lapse automatically (to the extent not already exercised) on the earliest of:-

(a)	the expiry of the Option Period (subject to the provisions of paragraphs 2.2 and 13);

(b)	the expiry of the periods for exercising the Option as referred to in paragraph 6.3(a),(b),(c),(d);

(c)	subject to the scheme of arrangement (referred to in paragraph 6.3(d)) becoming effective, the expiry of the period for exercising the Option as referred to in paragraph 6.3(d);

(d)	subject to paragraph 6.3(e), the date of the commencement of the winding-up of the Company;

(e)	the date on which the Grantee commits a breach of paragraph 6.1;

(f)

the date on which the Grantee (being an employee or a director of any member of the Group) (i) ceases to be a Participant by reason of the termination of his or her employment or engagement for Cause, (ii) has been convicted of any criminal offence involving his or her integrity or honesty, or on any other ground on which an employer would be entitled to terminate his or her employment summarily, or (iii) only with respect to Grantees who are not U.S. Participants, appears either to be unable to pay or to have no reasonable prospect of being able to pay his or her debts or has become

(g)	bankrupt or has made any arrangement or composition with his or her creditors generally;

(h)	where the Grantee is an employee, director, officer or contract consultant of a member of the Group (other than the Company), the date on which such member ceases to be a Subsidiary; and

(i)

unless the Board otherwise determines, and other than in the circumstances referred to in paragraph 6.3(a) or (b), the date the Grantee ceases to be a Participant (as determined by a resolution of the Board) for any reason.

Transfer of employment or engagement or relationship from one member of the Group to another member of the Group shall not be considered as a cessation of employment, engagement or relationship; provided, that for U.S. Participants, transfer of employment or engagement or relationship from the Company or a Subsidiary of the Company to Listco shall be deemed to be a termination of employment or engagement for purposes of participation in this Scheme.

9.	MAXIMUM NUMBER OF SHARES SUBJECT TO OPTIONS

9.1

The overall limit on the number of Shares which may be issued upon exercise of all outstanding Options granted and yet to be exercised under this Scheme and other share option schemes of the Company (and to which the provisions of Chapter 17 of the Listing Rules are applicable) must not exceed 30% of the Shares in issue from time to time (the “Scheme Limit”).

9.2

The total number of Shares which may be issued upon exercise of all Options to be granted under this Scheme and other share option schemes of the Company shall not in aggregate exceed 10% of the Shares in issue as at the date of the Adoption Date (the “Scheme Mandate Limit”), being 200,000,000 Shares multiplied by 10% which equals to 20,000,000, assuming that there is no change in the issued share capital of the Company between the period from the Latest Practicable Date and the Adoption Date. Options lapsed in accordance with the terms of this Scheme will not be counted for the purpose of calculating the Scheme Mandate Limit.

9.3

The Company may seek approval of the Shareholders in general meeting for refreshing the Scheme Mandate Limit, under the Share Option Scheme. However, the total number of Shares which may be issued upon exercise of all Options to be granted under all of the schemes of the Company under the Scheme Mandate Limit as refreshed shall not exceed 10% of the Shares in issue as at the date of the aforesaid approval of the Scheme Mandate Limit. Options previously granted under this Scheme and other share option schemes of the Company (including those outstanding, cancelled, lapsed in accordance with its terms or exercised options), will not be counted for the purpose of calculating the limit as refreshed. A circular must be sent to the Listco’s shareholders in connection with the meeting at which their approval will be sought.

9.4

The Company may also seek separate approval of the Listco’s shareholders in general meeting for granting Options beyond the Scheme Mandate Limit provided the Options in excess of the Scheme Mandate Limit are granted only to Participants specifically identified by the Listco before such approval is sought. A circular shall be sent to the Listco’s shareholders containing a generic description of the specified Participants who may be granted such Options, the number and terms of the Options to be granted and the purpose of granting Options to the specified Participants with an explanation as to how the terms of the Options serve such purpose.

9.5

The total number of Shares issued and to be issued upon exercise of the Options granted to each Participant (including both exercised, cancelled and outstanding Options) in any 12-month period shall not exceed 1% of the Shares in issue (the “Individual Limit”). Any further grant of Options to a Participant which would result in the Shares issued and to be issued upon exercise of all Options granted and to be granted to such Participant (including exercised, cancelled and outstanding Options) in the 12-month period up to and including the Date of Grant of such further Options exceeding the Individual Limit shall be subject to the approval of Listco’s shareholders in advance with such Participant and his close associates (or his associates if such Participant is a connected person) abstaining from voting. A circular must be sent to the Listco’s shareholders disclosing the identity of such Participant and the number and terms of the Options granted and to be granted. The number and terms of Options to be granted to such Participants shall be fixed before the approval of the Listco’s shareholders is sought and the date of the Listco’s board meeting for proposing such further grant shall for all purposes be the Date of Grant for the purpose of calculating the Subscription Price.

9.6

Subject to paragraph 10, the aggregate maximum number of Shares that may be issued pursuant to the exercise of Incentive Stock Options under this Scheme will be equal to the Scheme Limit, as may be refreshed from time to time.

9.7

The maximum number of Shares referred to in paragraph 9 shall be adjusted, in such manner as the Auditors or the financial advisor of the Company retained for such purpose shall certify to be appropriate, fair and reasonable in the event of any alteration in the capital structure of the Company in accordance with paragraph 10 by way of capitalisation of profits or reserves, rights issue, subdivision or consolidation of Shares, reduction of the share capital of the Company.

10.	REORGANISATION OF CAPITAL STRUCTURE AND SPECIAL DIVIDENDS

In the event of an alteration in the capital structure of the Company whilst any Option remains exercisable by way of capitalisation of profits or reserves, rights issue, subdivision or consolidation of shares, or reduction of the share capital of the Company, such corresponding alterations (if any) shall be made to:

(i)	the number or nominal amount of Shares subject to the Option so far as unexercised; or

(ii)	the Subscription Price,

or any combination thereof, as the Auditors or a financial advisor engaged by the Company for such purpose shall, at the request of the Company, certify in writing, either generally or as regards any particular Grantee, to be in their opinion fair and reasonable, provided that any such adjustments give a Grantee the same proportion of the equity capital of the Company as that to which that Grantee was previously entitled, but so that no such adjustments be made to the extent that a Share would be issued at less than its nominal value; and further provided that any such adjustments for U.S. Participants shall comply with Section 409A of the Internal Revenue Code. The capacity of the Auditors or financial advisor (as the case may be) in this paragraph is that of experts and not of arbitrators and their certification shall, in the absence of manifest error, be final and binding on the Company and the Grantees. The costs of the Auditors or financial advisor (as the case may be) shall be borne by the Company.

11.	SHARE CAPITAL

11.1

The exercise of any Option shall be subject to the Shareholders in general meeting approving any necessary increase in the authorised share capital of the Company in accordance with the Companies Law. Subject thereto, the Board shall make available sufficient authorised but unissued share capital of the Company to meet subsisting requirements on the exercise of Options.

11.2

Prior to the exercise of the Options and the acquisition of the underlying Shares, the Options do not carry any right to vote in general meeting of the Company, or any right to dividend, or any other rights whether or not arising on the liquidation of the Company.

12.	ALTERATION OF THIS SCHEME

12.1

Subject to paragraph 12.2 below, the Board may amend any of the provisions of the Scheme (including without limitation amendments in order to comply with changes in legal or regulatory requirements and amendments in order to waive any restrictions, imposed by the provisions of the Scheme, which are not found in Chapter 17 of the Listing Rules) at any time (but not so as to affect adversely any rights which have accrued to any Grantee at that date).

12.2

Those specific provisions of this Scheme which relate to the matters set out in rule 17.03 of the Listing Rules cannot be altered to the advantage of Participants, and no changes to the authority of the Directors or administrator of this Scheme in relation to any alteration of the terms of this Scheme shall be made, without the prior approval of the Listco’s shareholders in general meeting. Any alterations to the terms and conditions of this Scheme which are of a material nature, or any change to the terms of Options granted, must also, to be effective, be approved by the Listco’s shareholders in general meeting, except where the alterations take effect automatically under the existing terms of this Scheme. This Scheme so altered must comply with Chapter 17 of the Listing Rules.

12.3

Notwithstanding any approval obtained pursuant to paragraph 12.1, no amendment shall operate to adversely affect the terms of issue of any Option granted or agreed to be granted prior to such amendment except with the consent or sanction in writing of such number of Grantees as shall together hold Options in respect of not less than three-fourths in nominal value of all Shares then subject to the options granted under this Scheme, except where such amendment takes effect automatically under the existing terms of this Scheme.

13.	TERMINATION

The Company by ordinary resolution in general meeting or the Board may at any time terminate the operation of this Scheme and in such event no further Options will be offered or granted but in all other respects the provisions of this Scheme shall remain in full force and effect. Options which are unexercised and unexpired immediately prior to the termination of the operation of this Scheme shall continue to be exercisable in accordance with their terms of issue after the termination of this Scheme.

14.	MISCELLANEOUS

14.1

Lock-Up Period. A Grantee shall agree that, if so requested by the Company in connection with any registration of the offering of any securities of the Company under the Securities Act or any applicable United States state laws, the Grantee shall not sell or otherwise transfer any shares of Shares or other securities of the Company during the 180-day period (or such longer period as may be agreed to in writing by the Company) following the effective date of a registration statement of the Company filed under the Securities Act in connection with any initial public offering of Shares (the “Market Standoff Period”). The Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such Market Standoff Period and these restrictions shall be binding on any transferee of such shares of Shares. Notwithstanding the foregoing, the 180-day period may be extended for up to such number of additional days as is deemed necessary by the Company.

14.2	Legends and Stop-Transfer Orders.

(a)

Legends. The Company shall cause the legends set forth below or legends substantially similar thereto, to be placed upon any certificate(s) evidencing ownership of the shares of Shares acquired upon exercise of an Option together with any other legends that may be required by United States state or federal securities laws:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “ACT”) OR ANY APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT AND SUCH LAWS OR, IN THE OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER OF THESE SECURITIES, SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS IN COMPLIANCE THEREWITH.

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AND RIGHT OF FIRST REFUSAL AND REPURCHASE RIGHTS HELD BY THE ISSUER OR ITS ASSIGNEE(S) AS SET FORTH IN THE EXERCISE NOTICE BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. SUCH TRANSFER RESTRICTIONS AND RIGHT OF FIRST REFUSAL AND REPURCHASE RIGHTS ARE BINDING ON TRANSFEREES OF THESE SHARES.

(b)

Stop-Transfer Notices. In order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate “stop transfer” instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

(c)

Refusal to Transfer. The Company shall not be required (i) to transfer on its books any shares of Shares that have been sold or otherwise transferred in violation of any of the provisions of this Scheme or (ii) to treat as owner of such shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such shares shall have been so transferred.

14.3

Grantee’s Representations. If the shares of Shares purchasable pursuant to the exercise of an Option have not been registered under the Securities Act or any applicable state laws at the time the Option is exercised, a Grantee shall, if required by the Company, concurrently with the exercise of all or any portion of the Option, deliver to the Company his or her Investment Representation Statement in the form attached hereto as Exhibit A and shall make such other written representations as are deemed necessary or appropriate by the Company and/or its counsel.

14.4

To the extent applicable, it is intended that this Scheme and any Options granted hereunder to U.S. Participants are exempt from, or comply with, the provisions of Section 409A of the Internal Revenue Code. This Scheme and any Options granted hereunder will be administered in a manner consistent with this intent.

14.5

This Scheme shall not form part of any contract of employment between the any member of the Group and any Grantee, and the rights and obligations of any such Grantee under the terms of his or her office or employment or engagement shall not be affected by his or her participation in this Scheme and this Scheme shall afford such Grantee no additional rights to compensation or damages in consequence of the termination of such office or employment or engagement for any reason.

14.6

Participation in this Scheme shall be at the Board’s absolute discretion and neither participation in this Scheme nor the receipt of an Offer pursuant to this Scheme shall create any right to or expectation of any future participation or offer under this Scheme or any other equity-based incentive plans of the Group.

14.7

This Scheme shall not confer on any person any legal or equitable right (other than those rights constituting the Options themselves) against the Company directly or indirectly or give rise to any cause of action at law or in equity against the Company or any Subsidiary.

14.8	The Company shall bear the costs of establishing and administering this Scheme.

14.9	A Grantee shall be entitled to receive copies of all notices and other documents sent by the Company to holders of Shares generally.

14.10

Any notice or other communication between the Company and a Grantee may be given by sending the same by prepaid post or by personal delivery to, in the case of the Company, its principal place of business in Nanjing, the People’s Republic of China or such other address as notified to the Grantee from time to time and, in the case of the Grantee, his or her address last notified to the Company.

14.11	Any notice or other communication served by post:-

(a)	by the Company shall be deemed to have been served 24 hours after the same was put in the post; and

(b)	by the Grantee shall not be deemed to have been received until the same shall have been received by the Company.

14.12

All allotments and issues of Shares will be subject to all necessary consents under any relevant legislation for the time being in force in Hong Kong and in the Cayman Islands, and a Grantee shall be responsible for obtaining any governmental or other official consent or approval that may be required by any country or jurisdiction in order to permit the grant, holding or exercise of the Option. The Company shall not be responsible for any failure by a Grantee to obtain any such consent or approval or for any tax or other liability to which a Grantee may become subject as a result of his or her participation in this Scheme.

14.13	Each Grantee shall pay all taxes and discharge all other liabilities to which he may become subject as a result of his participation in this Scheme or the exercise of any Option.

14.14

The Board shall have the power from time to time to make or vary regulations for the administration and operation of this Scheme, provided that the same are not inconsistent with the provisions of this Scheme. The Board shall also have the power to delegate its powers to grant Options to Participants and to determine the Subscription Price, to the Company’s chief executive officer or managing director from time to time.

14.15	This Scheme and all Options granted hereunder shall be governed by and construed in accordance with the laws of Hong Kong

EXHIBIT A

PROXY FORM

The undersigned shareholder (the “Shareholder”) of Legend Biotech Corporation, an exempted company incorporated in the Cayman Islands (the “Company”), hereby irrevocably (to the fullest extent permitted by law) appoints Fangliang Zhang (the “Proxyholder”) as the sole and exclusive attorney and proxy of the undersigned, with full power of substitution and resubstitution, to vote and exercise all voting and related rights (to the full extent that the undersigned is entitled to do so) with respect to ____________ ordinary shares of the Company that now are legally owned or will be owned by the undersigned, and any and all other shares or securities of the Company issued or issuable in respect thereof on or after the date hereof (collectively, the “Shares”), in accordance with the terms of this irrevocable proxy (the “Proxy”). Upon the undersigned’s execution of this Proxy, any and all prior proxies given by the undersigned with respect to any Shares are hereby revoked and the undersigned agrees not to grant any subsequent proxies with respect to the Shares.

This Proxy is coupled with an interest and is given to secure the performance of the Shareholder’s obligations under the Notice of Grant pursuant to which the Shares were originally acquired from the Company. This Proxy is irrevocable until the expiration date as set out in the Notice of Grant.

The Proxyholder is hereby authorised and empowered by the undersigned to act as the undersigned’s attorney and proxy to vote the Shares, and to exercise all voting, consent and similar rights of the undersigned with respect to the Shares (including, without limitation, the power to execute and deliver written consents) at every annual, special, adjourned or postponed meeting of shareholders of the Company and with respect to every written resolutions in lieu of such meeting in the manner determined by the Proxyholder in his sole discretion.

This Proxy shall be governed by and construed in accordance with the laws of Hong Kong.

This Proxy shall not affect the right to transfer the Shares other than as set forth in the following sentence, the Scheme and the Notice of Exercise and Share Purchase Agreement. Any obligation of the undersigned hereunder shall be binding upon the transferees, heirs, successors, assigns, administrators, executors and other legal representatives of the undersigned.

Shareholder

Mr. Fangliang Zhang

Proxyholder

DATED :     MM/DD/YYYY

EXHIBIT B

NOTICE OF GRANT

To:

Mm/dd/yyyy

Dear :

LEGEND BIOTECH CORPORATION SHARE OPTION SCHEME

NOTICE OF GRANT OF AN OPTION

We are pleased to inform you that Legend Biotech Corporation (the “Company”) is granting you an Option to subscribe for ordinary shares in the share capital of the Company (the “Shares”). This grant is being made pursuant to the share option scheme adopted by the Company on Dec. 21st 2017 (the “Scheme”) and is subject to the terms set out in this letter (the “Notice of Grant”) and the rules of the Scheme (as such rules may be amended from time to time). Capitalized terms not defined in this Notice of Grant shall have the meanings ascribed in the Scheme. The Scheme is enclosed with this Notice of Grant.

Grant of Option

The terms of the grant of the Option are as follows:

Type of Option:	Incentive Stock Option
Number of Shares subject to the Option: (Performance A or S is required)

Subscription price (the price per Share at which you may subscribe for Shares upon exercising the Option).

Expiration date	mm/dd/yyyy

[Time-Based Vesting: The Option is subject to time-based vesting. Subject to the rules of the Scheme and the conditions set out below, the Option will vest and be exercisable with respect to the number of Shares and on the dates set forth in the following schedule:

Vesting date	Performance Goal/ Performance Period (if applicable)	Number of Shares	Exercise period
mm/dd/yyyy	Performance Period: mm/dd/yyyy to mm/dd/yyyy		mm/dd/yyyy- mm/dd/yyyy

mm/dd/yyyy	Performance Period: mm/dd/yyyy to mm/dd/yyyy		mm/dd/yyyy- mm/dd/yyyy

mm/dd/yyyy	Performance Period: mm/dd/yyyy to mm/dd/yyyy		mm/dd/yyyy- mm/dd/yyyy

mm/dd/yyyy	Performance Period: mm/dd/yyyy to mm/dd/yyyy		mm/dd/yyyy- mm/dd/yyyy

mm/dd/yyyy	Performance Period: mm/dd/yyyy to mm/dd/yyyy		mm/dd/yyyy- mm/dd/yyyy

[Performance-Based Vesting: The Option is subject to performance-based vesting and, subject to the rules of the Scheme and the conditions set out below, the Option will vest and be exercisable with respect to the number of Shares as follows:

(a) If the KPI rating is B for the performance period, 50% of the options will be vested and the remaining shares will be cancelled.

(b) If the KPI rating is C or D for the performance period, none of shares will be vested and all options will be cancelled.

(c) If the KPI rating is A or S for the performance period, the shares will be 100% vested.

The vesting of the Option shall be conditional upon the Participant being not in violation of any of the Company’s policies and/or not acting in any way which is contrary to the best interest of the Company, as determined by the Board in its sole discretion. In addition, the vesting of the Option shall be subject to the Scheme in relation to the termination of employment or engagement of the Participant.

The Option is granted purely at the Company’s discretion and does not form part of any contract of employment or engagement for services between you and the Company or any of its Subsidiaries. Your rights and obligations under the terms of your employment or engagement are not affected by your participation in the Scheme and such participation shall not give you any additional rights to compensation or damages in the event of the termination (however caused, and whether lawful or unlawful) of your employment or engagement for services.

This invitation to apply for an option pursuant to the Scheme does not constitute an offer or invitation to the public within the meaning of the Companies (Winding Up and Miscellaneous Provisions) Ordinance (Cap. 32 of the Laws of Hong Kong) or the Securities and Futures Ordinance (Cap. 571 of the Laws of Hong Kong), and it is made on terms that only the qualifying person (as defined in the Companies (Winding Up and Miscellaneous Provisions) Ordinance) to whom this invitation has been addressed is eligible to apply. Options offered in relation to the Scheme may not be offered or sold in Hong Kong by means of any document, except in circumstances which do not result in the document being a “prospectus” as defined in the Companies (Winding Up and Miscellaneous Provisions) Ordinance or which do not constitute an offer to the public within the meaning of that Ordinance.

No person may issue or possess for the purposes of issue, whether in Hong Kong or elsewhere, any advertisement, invitation or document relating to options offered in relation to the Scheme, which is directed at, or the contents of which are likely to be accessed or read by, the public of Hong Kong (except if permitted to do so under the securities laws of Hong Kong) other than with respect to options which are or are intended to be disposed of only to persons outside Hong Kong.

You acknowledge receipt of, and understand and agree to, this Notice of Grant and the Scheme. You acknowledge that you have been made aware of the Company’s Rule 701(e) Information Statement (the “Information Statement”) for the Scheme [and how to access the Information Statement on the Company’s [stock plan administration platform]. The Company encourages you to review the Information Statement before exercising the Option. You acknowledge and agree that if you exercise the Option without first reviewing the Information Statement (as drafted at such future date), you are knowingly and voluntarily declining to review the Information Statement. As of the Date of Grant, this Notice of Grant and the Scheme set forth the entire understanding between you and the Company regarding the Option and supersede all prior oral and written agreements with respect to the Option. By accepting the Option, you consent to receive documents governing the Option by electronic delivery and to participate in the Scheme through an on-line or electronic system established and maintained by the Company or another third party designated by the Company from time to time.

[The remaining of this page is intended to be blank.]

Please confirm your acceptance of the grant of the option by signing and returning the duplicate letter together with a payment of the sum of US$1.00 (or its equivalent in RMB) by no later than mm/dd/yyyy

Yours faithfully,

For and on behalf of

Legend Biotech Corporation

Name: Fangliang Zhang

Title: Chairman of Legend Biotech Corporation

To:       Legend Biotech Corporation

I, with address

                                                                                                                                                                                                                                               ,

hereby accept the grant of the option set out above and undertake to hold the option on the terms set out in the letter and to be bound by the terms of the Scheme. I enclose the payment of the sum of US$1.00 (or its equivalent in RMB) as consideration for the grant of the option.

I confirm that I have read, understand and accept the terms of the Scheme.

Yours faithfully

Name:

Date: mm/dd/yyyy

EXHIBIT C

LEGEND BIOTECH CORPORATION

SHARE OPTION SCHEME

NOTICE OF EXERCISE AND SHARE PURCHASE AGREEMENT

(to be executed in duplicate with a copy to each party)

This Notice of Exercise (this “Exercise Notice”), dated as of ____________, 20__ (the “Exercise Date”), constitutes written notice to Legend Biotech Corporation, an exempted company incorporated in the Cayman Islands with limited liability (the “Company”) that ____________ (“Purchaser”) hereby elects to purchase the number of ordinary shares of par value US$_____ each in the share capital of the Company (“Ordinary Shares”) subject to the Option granted to Purchaser on ____________, 20__ (the “Option”), under the terms of the Notice of Grant of Option (the “Notice of Grant”) and the Legend Biotech Corporation Share Option Scheme, adopted by the Company on [*], 2017 (the “Scheme”). Capitalized terms used in this Exercise Notice, if not defined herein, have the meanings ascribed to them in the Notice of Grant or, as applicable, the Scheme.

As used in this Notice, “Shares” refers not only to the Ordinary Shares purchased under this Exercise Notice, but also all securities and property received in respect of those shares in an event described in paragraph 10 of the Scheme, and all new, substituted or additional securities or other property to which Purchaser is entitled by reason of Purchaser’s ownership of the purchased Shares.

1. Exercise Details. The Subscription Price for the Shares shall be $_________ per Share, for a total purchase price of $_________. As the Shares are not publicly traded, Purchaser shall pay the full exercise price to the Company in cash, check, bank draft, electronic funds or wire transfer, or money order payable to the Company. The purchase and sale of the Shares shall occur simultaneously with the execution and delivery of this Exercise Notice, the payment of the aggregate Subscription Price, and the satisfaction of any applicable tax withholding obligations, all in accordance with the provisions of the Notice of Grant and the Scheme.

2. Limitations on Transfer.1 No Shares purchased pursuant to this Exercise Notice, nor any beneficial interest in such Shares, shall be sold, gifted, transferred, encumbered or otherwise disposed of in any way (whether by operation of law or otherwise) by Purchaser or any subsequent transferee other than in compliance with this Exercise Notice. The Shares remain subject to the Lock-Up Period described in paragraph 14.1 of the Scheme and the restrictions on transfer described in [____________], which provisions are incorporated by reference herein. Purchaser acknowledges that Purchaser may be required to hold the Shares purchased hereunder indefinitely.

3. Investment and Taxation Representations. In connection with the purchase of the Shares, simultaneously with the delivery of this Exercise Notice, the Purchaser shall deliver the Investment Representation Statement, attached as Exhibit D to the Scheme.

4. Restrictive Legends and Stop-Transfer Orders.

(a) Restrictive Legends. Purchaser understands and agrees that the Company shall place the legends set forth below or similar legends on any stock certificate(s) evidencing the Shares, together with any other legends that may be required by state or federal securities laws, the Company’s organizational documents or bylaws, any other agreement between Purchaser and the Company or any agreement between Purchaser and any third party.

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “ACT”) OR ANY APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT AND SUCH LAWS OR, IN THE OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER OF THESE SECURITIES, SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS IN COMPLIANCE THEREWITH.

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AND RIGHT OF FIRST REFUSAL AND REPURCHASE RIGHTS HELD BY THE ISSUER OR ITS ASSIGNEE(S) AS SET FORTH IN THE EXERCISE NOTICE BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. SUCH TRANSFER RESTRICTIONS AND RIGHT OF FIRST REFUSAL AND REPURCHASE RIGHTS ARE BINDING ON TRANSFEREES OF THESE SHARES.

(b) Stop-Transfer Notices. Purchaser agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate “stop transfer” instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

(c) Refusal to Transfer. The Company shall not be required (i) to transfer on its books any shares of Shares that have been sold or otherwise transferred in violation of any of the provisions of this Scheme or (ii) to treat as owner of such shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such shares shall have been so transferred.

(d) Lock Up. Purchaser agrees that Purchaser will not sell, dispose of, transfer, make any short sale of, grant any option for the purchase of or enter into any hedging or similar transaction with the same economic effect as a sale, any Shares or other securities of the Company held by the Purchaser during the 180-day period (or such longer period as may be agreed to in writing by the Company) following the effective date of a registration statement of the Company filed under the Securities Act in connection with any initial public offering of Shares (the “Market Standoff Period”). The Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such Market Standoff Period and these restrictions shall be binding on any transferee of such shares of Shares. Notwithstanding the foregoing, the 180-day period may be extended for up to such number of additional days as is deemed necessary by the Company or the Managing Underwriter to continue coverage by research analysts in accordance with NASD Rule 2711 or any successor rule.

5. Tax Consequences.

(a) Purchaser hereby agrees that the Company does not have a duty to design or administer the Scheme or its other compensation programs in a manner that minimizes Purchaser’s tax liabilities. Purchaser will not make any claim against the Company, or any of its officers, directors, employees or affiliates related to tax liabilities arising from this Exercise Notice.

(b) Purchaser has reviewed with his own tax advisors the federal, state, local and foreign tax consequences of this investment and the transactions contemplated by this Exercise Notice. Purchaser is relying solely on such advisors and not on any statements or representations of the Company or any other person. Purchaser understands that Purchaser (and not the Company or any other person) shall be responsible for Purchaser’s own tax liability that may arise as a result of this investment or the transactions contemplated by this Agreement.

(c) Purchaser understands that the Shares have been valued by the Company’s Board of Directors for the purpose of this sale, and that the Company believes this valuation represents a fair appraisal of its worth. Purchaser also understands, however, that the Company can give no assurances that such price is in fact the fair market value of the Shares and that it is possible that the United States Internal Revenue Service would successfully assert that the value of the Shares on the date of purchase is substantially greater than so determined. If the United States Internal Revenue Service were to succeed in a determination that the Shares had value greater than the purchase price, the additional value would constitute income as of the date of its receipt. The additional taxes (and interest) due would be payable by Purchaser, and there is no provision for the Company to reimburse him for that tax liability. Purchaser assumes responsibility for such potential tax liability.

6. Additional Agreements. At the request of the Company from time to time, as a condition to the exercise of the Option, Purchaser agrees to provide such additional documents as the Company may reasonably require.

7. Miscellaneous.

(a) No Employment Rights. Nothing in this Exercise Notice shall affect in any manner whatsoever the right or power of the Company, or a parent or subsidiary of the Company, to terminate Purchaser’s service relationship, for any reason, with or without Cause.

(b) Governing Scheme Document. This Exercise Notice is subject to all the provisions of the Scheme, the provisions of which are hereby made a part of this Exercise Notice, and is further subject to all interpretations, amendments, rules and regulations, which may from time to time be promulgated and adopted pursuant to the Scheme. [In addition, the Shares issued under this Agreement are subject to recoupment in accordance with The Dodd-Frank Wall Street Reform and Consumer Protection Act and any implementing regulations thereunder, any clawback policy adopted by the Company and any compensation recovery policy otherwise required by applicable law. No recovery of compensation under such a clawback policy will be an event giving rise to a right to resign for “good reason” or for a “constructive termination” (or similar term) under any agreement with the Company.]

(c) Entire Agreement. This Exercise Notice, together with all of its Exhibits, the Notice of Grant and the Scheme constitute the full and entire understanding and agreement between the parties with regard to the subject matter hereof and supersede all prior understandings and agreements, whether oral or written, between the parties with regard to the subject matter hereof, and may only be modified or amended in writing signed by both parties.

(d) Severability. If all or any part of this Exercise Notice, the Notice of Grant or the Scheme is declared by any court or governmental authority to be unlawful or invalid, such unlawfulness or invalidity will not invalidate any portion of this Exercise Notice, the Notice of Grant or the Scheme not declared to be unlawful or invalid. Any provision of this Exercise Notice (or part of such a provision) so declared to be unlawful or invalid will, if possible, be construed in a manner which will give effect to the terms of such Section or part of a Section to the fullest extent possible while remaining lawful and valid.

(e) Counterparts. This Exercise Notice may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same agreement. Facsimile copies of signed signature pages will be binding originals.

(f) Effect on Other Employee Benefit Plans. The value of the Shares will not be included as compensation, earnings, salaries, or other similar terms used when calculating Purchaser’s benefits under any employee benefit plan sponsored by the Company or any Subsidiary or affiliate, except as such plan otherwise expressly provides. The Company expressly reserves its rights to amend, modify or terminate any of the Company’s or any of its Subsidiary’s or Affiliate’s employee benefit plans.

(g) Successors and Assigns. The rights and benefits of this Exercise Notice shall inure to the benefit of, and be enforceable by the Company’s successors and assigns. The rights and obligations of Purchaser under this Notice may only be assigned with the prior written consent of the Company.

(h) Legal Representation. Purchaser has reviewed the provisions of this Exercise Notice, has had an opportunity to obtain the advice of counsel prior to executing this Notice and fully understands and agrees to the provisions hereof. Purchaser understands that the law firm of Jones Day represents the Company and not any purchaser individually.

IN WITNESS WHEREOF, the parties have duly executed this Exercise Notice as of the Exercise Date.

THE COMPANY:

LEGEND BIOTECH CORPORATION

(Signature)

Name: Fangliang Zhang
Title: Chairman of Legend Biotech Corporation

PURCHASER:

(Signature)

Name:

EXHIBIT D

INVESTMENT REPRESENTATION STATEMENT

GRANTEE	:

COMPANY	:	LEGEND BIOTECH CORPORATION

SECURITY	:	ORDINARY SHARES OF PAR
VALUE US$[ ]

AMOUNT	:

DATE	:

In connection with the purchase of the above-listed shares of Shares (the “Securities”) of Legend Biotech Corporation (the “Company”), the undersigned (the “Grantee”) represents to the Company the following:

(a) Grantee is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities. Grantee is acquiring these Securities for investment for Grantee’s own account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the United States Securities Act of 1933, as amended (the “Securities Act”).

(b) Grantee acknowledges and understands that the Securities constitute “restricted securities” under the Securities Act and have not been registered under the Securities Act or qualified under the California Corporate Securities Law of 1968, as amended (the “California Securities Law”), in each case, in reliance upon specific exemptions therefrom, which exemptions depend upon, among other things, the bona fide nature of Grantee’s investment intent as expressed herein. Grantee understands that the Securities must be held indefinitely unless they are subsequently registered under the Securities Act and qualification under the California Securities Law, or an exemption from such registration and qualification is available. Grantee further acknowledges and understands that the Company is under no obligation to register the Securities. Grantee understands that the certificate evidencing the Securities will be imprinted with a legend which prohibits the transfer of the Securities unless they are registered and qualified, or such registration and qualification is not required in the opinion of counsel satisfactory to the Company. Grantee acknowledges and understands that the California Commissioner of Corporations has made no finding or determination relating to the fairness for investment of the Securities offered by the Company and that the Commissioner has not and will not recommend or endorse the Securities.

(c) Grantee is familiar with the provisions of Rule 701 and Rule 144, each promulgated under the Securities Act, which, in substance, permit limited public resale of “restricted securities” acquired, directly or indirectly from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions. Rule 701 provides that if the issuer qualifies under Rule 701 at the time of the grant of the Option to Grantee, the exercise will be exempt from registration under the Securities Act. In the event the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the United States Securities Exchange Act of 1934 (the “Exchange Act”), ninety (90) days thereafter (or such longer period as any market stand-off agreement may require) the Securities exempt under Rule 701 may be resold, subject to the satisfaction of certain of the conditions specified by Rule 144, including: (1) the resale being made through a broker in an unsolicited “broker’s transaction” or in transactions directly with a market maker (as said term is defined under the Exchange Act); and, in the case of an affiliate, (2) the availability of certain public information about the Company, (3) the amount of Securities being sold during any three (3) month period not exceeding the limitations specified in Rule 144(e), and (4) the timely filing of a Form 144, if applicable.

(d) In the event that the Company does not qualify under Rule 701 at the time of grant of the Option, then the Securities may be resold in certain limited circumstances subject to the provisions of Rule 144, which requires (i) the resale to occur not less than six months, or, in the event the Company is not subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act, not less than one year, after the later of the date the Securities were sold by the Company or the date the Securities were sold by an affiliate of the Company, (ii) in the case of resales by persons who are not affiliates of the Company (within the meaning of Rule 144), the satisfaction of the conditions set forth in section (2) of the paragraph immediately above, and (iii) in the case of resales by affiliates of the Company, the satisfaction of the conditions set forth in sections (1), (2), (3) and (4) of the paragraph immediately above. Grantee acknowledges that a copy of Rule 144 will be delivered to Grantee upon request.

(e) Grantee further understands that in the event all of the applicable requirements of Rule 701 or 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rules 144 and 701 are not exclusive, the Staff of the Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rules 144 or 701 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk. Grantee understands that no assurances can be given that any such other registration exemption will be available in such event.

(f) Grantee is a resident and domiciliary of the state or other jurisdiction hereinafter set forth opposite the Grantee’s signature.

(g) Grantee understands and acknowledges that the Company will rely upon the accuracy and truth of the foregoing representations and Grantee hereby consents to such reliance.

IN WITNESS WHEREOF, the undersigned Grantee has executed this Investment Representation Statement as of

By:

Name:

Address: